UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 20, 2006

InfoSonics Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-32217	33-0599368
(State or other	(Commission File	(IRS Employer
jurisdiction	Number)	Identification No.)
of incorporation)

5880 Pacific Center Blvd., San Diego, CA		92121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (858) 373-1600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.                                          Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 20, 2006, the Company announced that it had received approval for the listing of its common stock on The NASDAQ Global Market System (“NASDAQ”). Also on that date, the Company notified The American Stock Exchange (“AMEX”) of its intention to withdraw its common stock from listing on AMEX, such withdrawal to be completed simultaneously with the commencement of trading of the Company’s common stock on NASDAQ. The Company expects that trading will commence on NASDAQ on August 3, 2006 and that the stock trading symbol will be “IFON”.

A copy of the Company’s press release announcing the approval for the listing on NASDAQ is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated July 20, 2006, issued by InfoSonics Corporation.

*****

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InfoSonics Corporation

/s/ Jeffrey Klausner

Chief Financial Officer

Dated: July 20, 2006

EXHIBIT INDEX

99.1                                                        Press Release, dated July 20, 2006, issued by InfoSonics Corporation